                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                November 5, 2003



                              VIEWPOINT CORPORATION
             (Exact name of registrant as specified in its charter)

Delaware                                    0-27168              95-4102687
--------                                    -------              ----------
 (state or other juris-                   (Commission        (I.R.S. Employer
diction of incorporation)                 File Number)      (Identification No.)


498 Seventh Avenue, Suite 1810, New York, NY                           10018
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  (Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code: (212) 201-0800
                                                    --------------

                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits

                  99.1  Press Release, dated November 5, 2003


ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

                  On November 5, 2003, the Registrant issued a press release regarding its results of operations for its fiscal third quarter ended September 30, 2003. A copy of the press release issued by the Registrant is furnished herewith as Exhibit 99.1.

                  The information furnished herein and in the accompanying exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any other filing with the Securities and Exchange Commission except as is expressly set forth by specific reference in such a filing.


                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VIEWPOINT CORPORATION



                                              /s/ William H. Mitchell
                                            -------------------------
                                            William H. Mitchell
                                            Chief Financial Officer



Dated:  November 11, 2003